                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report: June 14, 2000

                              Allied Holdings, Inc.
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             (Exact name of registrant as specified in its charter)


          Georgia                    0-22276                 58-0360550
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(State or other jurisdiction       (Commission              (IRS Employer
      of incorporation)            File Number)          Identification No.)


160 Clairemont Avenue, Suite 200, Decatur, Georgia              30030
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(Address of principal executive offices)                      (Zip Code)

                                  404/370-1100
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(Registrant's telephone number, including area code)

                                 Not applicable
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Former name or former address, if changed since last report)


                The Total Number of Pages in this Document is 6.

ITEM 5.  Other Events

         On June 13, 2000, Allied Holdings, Inc. (the "Company") issued the press release filed herewith as Exhibit 99.1 in connection with a judgment entered against a subsidiary, Commercial Carriers, Inc., and related matters.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS

                           (c)      Exhibits.

                           99.1     Press release dated June 13, 2000.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ALLIED HOLDINGS, INC.



June 14, 2000                       /s/  Daniel H. Popky
                                    --------------------------------------------
                                    Daniel H.  Popky, Senior Vice President and
                                    Chief Financial Officer

                                INDEX TO EXHIBITS



Exhibit Number             Description                                  Page
--------------             -----------                                  ----

99.1                       Press Release dated June 13, 2000              6